China's Emerging Cable Operator



CHINA CABLECOM

Roth Presentation November 2007

Disclosure Statement

This presentation contains forward-looking Such statements within the meaning of the Private Securities Litigation Reform ACT of 1995. This include, but are not limited to, statement about the benefits of the business combination transaction involving Jaguar Acquisition Corporation and China Cablecom Ltd., including future growth and financial and operating results, the combined company's plans, objectives, expectations and intentions with respect to future operation, products and services and other statements identified by words such as "anticipate," "believe," "plan," "estimate," "expect," "intend," "will," "should," "may," or words of similar meaning. Such forward-looking statements are based upon the current beliefs and expectations of Jaguar's and China Cablecom's management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and generally beyond the control of Jaguar and China Cablecom. Actual results may differ materially from the results anticipated in these forward-looking statements

The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward looking statements: general business and economic conditions in the People's Republic of China, the failure of Jaguar's shareholders to approve the business combination, the failure to achieve anticipated cost savings and increases in average revenue per user ("ARPU"), regulatory actions taken by the State Administration for Radio, Film and Television or any other governmental authority in the PRC. Additional factors that could cause Jaguar's and China Cablecom's results to differ materially from those described in the forward-looking statements can be found in Jaguar's Annual Report on Form 10-KSB for the year ended March 31, 2007, and Quarterly Reports on Form 10-QSB for the quarters ended June 30, 2007 and September 30, 2007 which are filed with the Securities and Exchange Commission ("SEC"). The information set forth herein speaks only as of the date hereof, and Jaguar and China Cablecom disclaim any intention or obligation to update any forward-looking statements as a result of developments occurring after the date of this presentation.

IMPORTANT ADDITIONAL INFORMATION

This communication is being made with respect to a proposed business combination involving Jaguar and China Cablecom. In connection with the proposed transaction, Jaguar has filed with the SEC a Proxy Statement/Prospectus, China Cablecom has filed a Registration Statement on Form S-4 containing a Proxy Statement/Prospectus and each of Jaguar and China Cablecom plan to file with the SEC other documents regarding the proposed transaction. The definitive Proxy Statement/Prospectus will be mailed to stockholders of Jaguar. INVESTORS AND SECURITYHOLDERS OF JAGUAR ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Investors and securityholders will be able to obtain free copies of the Registration Statement and the Proxy Statement/Prospectus and other documents filed with the SEC by Jaguar and China Cablecom through the website maintained by the SEC at www.sec.gov. Free copies of the Registration Statement and the Proxy Statement/Prospectus and other documents filed with the SEC by Jaguar and China Cablecom can also be obtained by directing a request to Jonathan Kalman, Jaguar Acquisition Corporation, 8 Tower Bridge, Suite 1050, 161 Washington Street, Conshohocken, PA 19428, (610) 825-0288

Jaguar, China Cablecom and their respective directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding Jaguar's directors and executive officers is available in its Annual Report on Form 10-KSB for the year ended March 31, 2007 and information regarding China Cablecom's directors and executive officers is available in the Registration Statement on Form S-4 it filed with the SEC on October 30, 2007.

Investment and Business Highlights

- **Experienced and Market-Sophisticated Management Team**
  - PRC and International cable and media expertise
- **First Mover Advantage**
  - First to market with a well orchestrated MSO roll-up in the Shandong Province and currently the top choice for US investors to participate in the cable operation business in China
- **Strong Regional Market**
  - Shandong houses the largest radio and broadcasting market in Northern China - Also a highly fragmented regional market
- **High Barriers to Entry**
  - Municipal cable operator is the local monopoly
- **Highly Profitable Cable Operations**
  - Organic growth through further regional customer penetration
  - Digitalization drives ARPU growth together with deployment of value-added services and premium content
  - Much lower CAPEX, marketing expenses, maintenance and labor costs as compared to the US cable companies
- **Economies of Scale**
  - Cost savings from information system and management infrastructure
  - Larger scale to deploy value-added services
- **Strong Support of Local Cable Operators**
  - Internal support to change cable operators from government entities to companies – including support from local government and current management
- **Focused Roll-Out Plan**
  - Consolidation of municipal and county level operators during the next three years provide an additional conduit for growth – focus on EBITDA accretive acquisitions and management incentives

Corporate History – Jaguar & Cablecom

- Jaguar Acquisition Corp. was formed in Delaware in June 2005 as a Special Purpose Acquisition Company
- In April 2006, Jaguar completed a public offering at $6.00 per unit raising net proceeds of $27.6 million and commenced trading under the symbol "JGACU" on the OTCBB
- June 26, 2006 the units split and began trading under "JGAC" and "JCAGW"
- On September 27, 2007, Jaguar announced a letter of intent to acquire China Cablecom for 2.1 million shares of common stock, assume debt plus a performance-based equity incentive
- Founded in October 2006, China Cablecom is an emerging consolidated cable network operator in the Shandong Province of the PRC
- In September 2007, China Cablecom entered into a $20 million bridge financing transaction, including notes bearing interest at 10% and 766,680 million Series A Preferred Shares, convertible into common shares on a 1:1 basis upon consummating of the business combination

China Cablecom Overview

- Founded by highly regarded industry pioneer and financier Mr. Clive Ng to opportunistically acquire and consolidate Chinese-based cable operators
- Investment in Binzhou Broadcasting and Television Information Network Co., Ltd in the rapidly growing Shandong Province, PRC
  - Cablecom owns a 49% equity interest and maintains a service contract which provides for an additional 11% economic interest. Remainder owned by SOE
  - Cablecom consolidates 60% of operating profits and net income
- Binzhou Broadcasting serves 442,900 paying subscribers in a region with a population of 3.7 million
- Currently, ARPU is approximately $1.50 per month with the ability to increase dramatically through digital cable deployment, which is proliferating through the PRC
- Future acquisition opportunities targeted to complement growth and be accretive to EBITDA

Key Operating Metrics Binzhou Broadcasting 2006

Approx 2006	Revenue	EBITDA (consolidation)	Net Income (consolidation)	ARPU	Subscribers (End of 2006)	Organic Household Growth	DTV Conversion Ratio
Binzhou	$8.3mm	$3.4mm	$1.8mm	$1.5/month	~ 440,000	10%	40% by 2009

- Revenue - $8.3 million
- EBITDA (60% consolidation) - $3.3 million
- Net Income (60% consolidation) - $1.8 million
- ARPU - $1.5/month
- Paying subscribers – 442,900
- Organic Household Growth – approximately 10% per annum
- Digital cable conversion ratio – estimated at approximately 40% by 2009
- Digital cable conversion estimated to increase ARPU to $3.50 per month

CHINA CABLECOM

Management Team

Clive Ng, Executive Chairman and President

- Mr. Ng is a media sector financier and executive who helped establish joint venture partnerships among several major media conglomerates, including United Artists Theatres and Television Broadcasts (TVB) of Hong Kong
- Formed a partnership and took a 20% equity interest in a new entity with US cable company United International Holdings Inc. (renamed Liberty Global – NASDAQ:LBTYA) to facilitate and advise the company's entrance into the Asian market
- Co-founded TVB Superchannel Europe; Europe's leading Chinese language broadcaster
- CEO of Pacific Media PLC, a home shopping company which purchased TV Media from H&Q Asia Pacific, creating a company with a $450 million market capitalization
- Founder and former Chairman of Asiacontent, a joint venture with DoubleClick in Asia and Greater China, NBCi, MTVi, CBS Sportsline, CBS Marketwatch, CNET and E Online
- Founder of E*Trade Asia and a founding shareholder of MTV Japan

Pu Yue, Chief Executive Officer

- More than 10 years of experience in Chinese media spanning publishing, Internet and television
- Managed the Internet arm of Economic Daily – China's most popular business magazine and Strategic advisor and Director for Outlook Weekly/Xinhua News Agency
- Director and member of founding team for Macau 5-Star Satellite TV
- Holds MBA from Rice University

Board Members

Dr. Shan Li, Independent Board Member

- Founding Principal of San Shan Capital Partners, a HK-based private equity firm
- Former CEO of Bank of China International Holdings
- Former Managing Director and Head of China investment banking at Lehman Brothers, Deputy Head of the Investment Bank Preparation Committee at the China Development Bank and Executive Director of investment banking & economic research at Goldman Sachs
- Regular commentator and author of various influential local and international mass media and publications on areas concerning China's economic development policy
- Deputy Head of the National Center of Economic Research and a member of the Board of Alumni at Tsinghua University in Beijing
- Dr. Li holds a Ph.D. in economics from MIT

Mr. Simon Bax, Independent Board Member

- Extensive financial and operating experience in the media and entertainment industry
- CFO of Pixar Animation Studios from May 2004 through June 2006, the date Disney acquired the company for $7.4 billion. He reported to Steve Jobs.
- Previously, CFO for Twentieth Century Fox and was promoted to CFO of Fox Film Entertainment

Board Members

Mr. Alejandro ("Alex") Zubillaga, Independent Board Member

- Currently Executive Vice President, Digital Strategy and Business Development for Warner Music Group where he is spearheading the company's worldwide digital music strategy and business development activity
- Previously, Founder and CEO of NETUNO, a leading provider of broadband communication services in Venezuela

Mr. Kerry Propper

- CEO of Chardan Capital Markets, LLC, a New York and Beijing based investment bank and CEO of Chardan South China Acquisition Corp., a publicly traded SPAC.
- Executive Management at other SPAC's, including head of M&A at Shine Media Acquisition Corp. and special advisor to Jaguar Acquisition Corp.
- Currently a board member of Origin Agritech Ltd. (Nasdaq:SEED) and HLS Systems International Ltd. (OTCBB:HLSYF)

Mr. Jonathan Kalman

- Chairman and CEO, Jaguar Acquisition Corporation and Managing Partner, Jaguar Capital Partners, LLC and Chairman of Katalyst LLC, a media, communications and technology investment banking firm since 1999.
- Previously, managing director of Naviant Technology Solutions, which was acquired by Equifax
- Broad national and international experience in technology, media and communications in U.S., Europe, Brazil, India, China, Israel and Canada

Capital Structure Post-Transaction

	Investment	Shares	Warrant Shares	Total Shares
China Cablecom				
China Cablecom Founder	—	1,300,000	—	1,300,000
Bridge Investors	$20,000,000	766,680	—	766,680
Jaguar Investors				
SPAC Common Stock	$28,300,000	4,600,000	—	4,600,000
SPAC Warrants	$46,000,000	—	9,200,000	9,200,000
SPAC Founders and Management	$700,000	1,116,667	233,334	1,350,001
Underwriter's Purchase Option	Cashless	—	1,050,000	1,050,000
Total	**$95,000,000**	**7,783,347**	**10,483,334**	**18,266,681**

Notes:

- **SPAC warrants represent estimated proceeds if exercised upon being called. The warrants are callable once the stock trades above $8.50 for 20 of 30 days**
- **Bridge investors hold $20 million in notes bearing interest at 10% and 766,680 convertible preferred shares**
- **Excludes 8.12 million shares reserved for issuance on an "all-or-none" basis if certain EBITDA targets are met**

CHINA CABLECOM

Management's Interest Aligned with Investors

Performance Incentive Share Targets

The founder of China Cablecom and certain directors and affiliates of Jaguar, on an "all-or-none" basis, can earn shares of common stock annually if they achieve the following EBITDA targets:

Incentive Shares		
Year Ending 12/31	Target	Shares
2008	$11,000,000	3,120,000
2009	$20,000,000	3,000,000
2010	$30,000,000	1,000,000
2011	$40,000,000	1,000,000

PRC Cable Industry Overview

China is the World's Largest Cable TV Market

- Approximately 2,000 municipal and county level cable TV operators
- 350 million TV households
- 143 million cable TV households
- Significant opportunity for further cable penetration and digital upgrades
- For comparison purposes, by the end of 2007 its estimated that the U.S. cable penetration will be approximately 60% (according to Pike & Fisher Broadband Advisory, Jan. 2007)



TV Households
400
200
0
111
350
US
China



Cable TV Households
150
100
50
0
85.5
143.4
US
China

Source: NCTA, SARFT

Shandong and PRC Cable Highlights

Why Do Shandong Cable Operators Support Our Strategy?

- National and Provincial SARFT [1] want to use private capital to develop infrastructure in rural areas, particularly next generation digital services
- Municipal SARFT monetizes assets
- Cable operator management moves from a state-owned enterprise (SOE) corporate culture to private corporate culture, providing an ability to increase profits while monetarily sharing in the upside economics

Massive Digitalization Efforts are Boosting Rapid ARPU Growth

- Pursuant to SARFT directive, by 2008 China's coastal areas must deploy all-digital TV
- By 2015, the entire country must deploy all-digital cable TV
- Overall digital penetration currently is approximately 7%, according to SARFT, 2007

[1] China's State Administration for Radio, Film & Television

Source: SARFT, Skillnet

Why Shandong?

Shandong Market is Large and Ripe for Consolidation

- Currently 32 million TV households, according to SARFT, 2007

Shandong Cable Industry Overview

- Currently 11 million total subscribers
- 17 municipal operators and 100 county operators in Shandong Province
- Cable penetration is approximately 40% of available cable-ready households
- Shandong Province consists of second tier cities that have been generally undervalued by larger industry players

Shandong Regional Overview

- 92 million in population
  - 2nd largest regional economy in China
  - 5-year annual GDP growth rate of 13%
- GDP per Capita currently estimated at $2,600
  - Annual disposable income estimated to grow from $1,400 in 2005 to $5,000 in 2010
- Home to Confucius

China Cablecom Strategy

1. Organic Growth - Increase Average Revenue Per User (ARPU) and Subscriber Base

- Analog to digital conversion along with next-generation services is expected to drive ARPU increases
  - ARPU expected to increase from $1.5/month to $3.5/month over the next three years, representing a 133% CAGR

- Increase existing subscriber base and penetration
  - Maintain 10% organic subscriber growth as consumer disposable income increases

2. Initially Consolidate Cable Businesses in Shandong Province

- Shandong Cable Market
  - A total of 11 million subscribers in Shandong province
  - Current household penetration in Shandong is more than 30%
  - Goal to Acquire 3.0 million subscribers over three years

3. Enlarge Universe of Potential Targets with Strong Regional Foothold

- Cablecom targeting EBITDA accretive acquisitions

Increasing ARPU

Analog to Digital Conversion

Shandong Digital Cable Trends

- Digital TV is estimated to penetrate 40% of 11.5 Million Cable Households in Shandong by 2009
- Basic ARPU expected to increase 133% from $1.5/month to $3.5/month
- Average annual household income in Shandong is increasing rapidly to support higher cable fees and incremental services


14
12
10
8
6
4
2
0
0.17
0.77
4.39
12
2003
2004
2005
2006

Number of Digital Subscribers in the PRC - Source: Business Week 2007

Increasing ARPU

Deploy Value-Added Services

Offer Key Products

- Introduce Close-loop Gaming
- Offer Video On-Demand
- Increase Broadband Penetration
- Increase Cable Penetration

Increase Operating Efficiency

- Consolidate and Improve IT Infrastructure
- Consolidate and Improve Customer Service Functions
- Leverage management operating expertise and deploy software across the organization to drive economies of scale and improve margins
- Data Mining

ARPU Comparison		
Province	Analog	Digital
Shanghai	$1.70	$4.84
Guandong	$2.22	$3.92
Shenzen	$2.09	$3.66
Fuzhou	$1.70	$3.66
Dalian	$1.70	$3.66
Shandong	**$1.70**	**$3.40**
Hunan	$2.09	$3.40
Guangxi	$1.83	$3.40
Qingdao	$1.70	$3.01
Chongqing	$1.70	$3.01
Chengdu	$1.57	$2.88
Average	**$1.82**	**$3.53**

2007 Completed Acquisition

Acquired a 60% Reporting Interest in Binzhou Broadcasting

Binzhou:

- ARPU: approximately $1.50/month
- Subscribers: 442,900
- Estimated addressable Subscriber Base in excess of 600,000
- Annual Organic Growth: approximately 10%



Source: SARFT, Skillnet

Large Base of Potential Acquisition Targets

Shandong Province		
City	Population	Cable Households (mm)
#1	10.0	0.3
#2	8.8	0.2
#3	8.5	1.2
#4	8.0	0.6
#5	6.8	1.2
#6	6.5	1.3
#7	5.9	1.3
#8	5.6	0.2
#9	5.5	0.4
#10	4.1	0.7
#11	3.7	0.6
#12	3.6	0.4
#13	2.8	0.4
#14	2.5	0.7
#15	1.2	0.3
#16	0.4	0.4
Total	**84.0**	**10.5**

Names of Cities withheld for competitive reasons

Binzhou Broadcasting

Audited Statements of Operations*

	Year Ended December 31, 2006		Year Ended December 31, 2005	
		(In US $)		
Revenue	$	8,287,946	$	7,804,269
Cost of revenue		(1,097,451)		(964,341)
Gross profit	$	7,190,495	$	6,839,928
Operating expenses:				
Selling expenses	$	(89,870)	$	(131,260)
General and administrative expenses		(1,621,789)		(1,306,804)
Depreciation		(1,705,276)		(1,773,838)
Total operating expenses	$	(3,416,935)	$	(3,211,902)
Operating income	$	3,773,560	$	3,628,026
Other income		148,618		59,238
Other expenses		(46,467)		(150)
Interest expenses		(721,356)		(703,188)
Income before income tax	$	3,154,355	$	2,983,926
Income tax expense		(229,668)		(122,213)
Net income	$	2,924,687	$	2,861,713

Auditor: UHY

* China Cablecom will consolidate 60% of Binzhou Broadcasting.

Binzhou Broadcasting

Audited Balance Sheets*

		December 31, 2006		December 31, 2005
		(In US $)		
ASSETS				
Current assets:				
Cash	$	302,941	$	354,658
Accounts receivable		132,145		18,065
Prepayment and other receivables		1,165,177		1,791,021
Inventories		1,049,110		986,023
Total current assets	$	2,649,373	$	3,149,767
Property, plant and equipment, net		20,946,460		20,196,525
Construction-in-progress		244,343		651,991
TOTAL ASSETS	$	23,840,176	$	23,998,283
LIABILITIES AND STOCKHOLDERS' EQUITY				
Current liabilities:				
Accounts payable	$	9,623,915	$	12,129,280
Other payable		279,118		184,402
Tax payable		192,591		267,465
Accrued expenses		526,390		502,840
Short-term loan		1,921,229		1,858,688
TOTAL LIABILITIES	$	12,543,243	$	14,942,675
Commitment and contingencies	$	-	$	-
Stockholders' equity:				
Share capital				
Issued and outstanding	$	2,015,345	$	2,015,345
Reserves		563,790		400,535
Retained earnings		8,295,697		6,561,447
Accumulated other comprehensive income		422,101		78,281
	$	11,296,933	$	9,055,608
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$	23,840,176	$	23,998,283

Auditor: UHY

*China Cablecom will consolidate 60% of Binzhou Broadcasting

CHINA CABLECOM

Balance Sheet Highlights

- JGAC had Cash and equivalents plus accrued interest of $26.8 million on September 30, 2007.
- Binzhou Broadcasting PP&E on December 31, 2006 was $24.3 million
- Binzhou Broadcasting stockholders' equity on December 31, 2006 was $11.3 million
- Cablecom raised $20 million in bridge notes in September, 2007 which will be assumed by the new company if the merger is successful

Investment Summary

- Experienced and market-sophisticated management team with PRC and international cable and media expertise
- First opportunity for U.S. investors to participate publicly in the rapidly growing and profitable PRC cable industry
- China Cablecom targets large, highly fragmented cable market in the rapidly growing Shandong Province
- Opportunity to drive increased profitability through higher ARPU by increasing cable penetration and introducing next generation digital services
- Local government supports China Cablecom's partnership strategy
- China Cablecom management will be significant shareholders and are provided performance incentives to grow EBITDA through accretive acquisitions

Contact Us

- **Company Contacts:**

  China Cablecom Limited
  Clive Ng
  Phone: +1-212-888-8890
  E-mail: clive@chinacablecom.net
  Web Site: www.chinacablecom.net

  Jaguar Capital Partners
  Jonathan Kalman
  Phone: +1-610-825-0288
  E-mail: jkalman@jaguar-capital.com
  Web Site: www.jaguar-capital.com

- **Investor Relations Contact:**
  Hayden Communications International, Inc.
  Matthew Hayden, President
  Phone: +1-760-994-0034
  E-mail: Matt.Hayden@HCInternational.net

  Alan Sheinwald
  Phone: +1-914-669-0222
  E-mail: Alan.Sheinwald@HCInternational.net

CHINA CABLECOM